UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 3, 2007
TALX CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Missouri	000-21465	43-0988805

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
11432 Lackland Road
St. Louis, Missouri 63146
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (314) 214-7000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☒ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01 Other Events.
On April 3, 2007, TALX Corporation (“TALX”) issued a press release announcing that TALX has set a record date of April 4, 2007 for the special meeting of shareholders to vote on matters relating to the proposed merger of TALX with and into a wholly-owned subsidiary of Equifax Inc. (“Equifax”). A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Additional Information and Where to Find It
In connection with the proposed transaction, a registration statement of Equifax has been filed with the SEC. Equifax and TALX shareholders are encouraged to read the registration statement and any other relevant documents filed with the SEC, including the proxy statement/prospectus that will be part of the registration statement, because they will contain important information about Equifax, TALX, and the proposed transaction. The final proxy statement/prospectus will be mailed to shareholders of TALX. Investors and security holders will be able to obtain free copies of the registration statement and proxy statement/prospectus (when available) as well as other filed documents containing information about Equifax and TALX, without charge, at the SEC’s web site (http://www.sec.gov). Free copies of Equifax’s SEC filings are also available on Equifax’s website (www.equifax.com) and free copies of TALX’s SEC filings are also available on TALX’s website (www.talx.com). Free copies of Equifax’s filings also may be obtained by directing a request to Equifax, Investor Relations, by phone to (404) 885-8000, in writing to Jeff Dodge, Vice President—Investor Relations, or by email to investor@equifax.com. Free copies of TALX’s filings may be obtained by directing a request to TALX Investor Relations, by phone to (314) 214-7252, in writing to Janine A. Orf, Director of Finance, or by email to jorf@talx.com.
This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.
Participants in the Solicitation
Equifax, TALX and their respective directors and executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies from TALX’s shareholders with respect to the proposed transaction. Information regarding the directors and executive officers of Equifax is included in its definitive proxy statement for its 2006 Annual Meeting of Shareholders filed with the SEC on April 12, 2006. Information regarding the directors and officers of TALX is included in the definitive proxy statement for TALX’s 2006 Annual Meeting of Shareholders filed with the SEC on July 24, 2006. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities holdings or otherwise, are set forth in the registration statement and proxy statement/prospectus and other materials filed with the SEC in connection with the proposed transaction.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits. See Exhibit Index.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 3, 2007	TALX CORPORATION
	By:	/s/ L. Keith Graves
L. Keith Graves
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release issued by TALX Corporation on April 3, 2007.